PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Jennison International Opportunities Fund
Formerly, Prudential Jennison International Opportunities Fund

A: PWJAX	C: PWJCX	R: PWJRX	Z: PWJZX	R6†: PWJQX
SUMMARY PROSPECTUS  |  January 29, 2018 (AS REISSUED JUNE 11, 2018)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/prospectus. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund’s Prospectus and SAI, both dated January 29, 2018, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated October 31, 2017 are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 26 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 47 of the Fund's Prospectus and in Rights of Accumulation on page 53 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	None	None*	None
* Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Z	Class R6(1)
Management fees	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and service (12b-1) fees	0.30%	1.00%	0.75%	None	None
Other expenses(2)	0.39%	0.74%	0.16%	0.09%	0.11%
Total annual Fund operating expenses	1.52%	2.57%	1.74%	0.92%	0.94%
Fee waiver and/or expense reimbursement	(0.37)%	(0.67)%	(0.26)%	(0.02)%	(0.10)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	1.15%	1.90%	1.48%	0.90%	0.84%
(1) Formerly known as Class Q.
(2) Other expenses are based on estimates.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through February 29, 2020, to reimburse and/or waive fees so that the Fund’s net annual operating expenses of each class do not exceed 0.84% of the Fund’s average daily net assets (exclusive of distribution and service (12b-1) fees, transfer agency / sub-transfer agency fees and networking expenses, extraordinary expenses and certain other expenses, such as taxes, interest and brokerage commissions). Separately, PGIM Investments has contractually agreed to waive and/or reimburse up to 0.06% of certain other expenses on an annualized basis, through February 29, 2020, to the extent that the Fund’s total net annual operating expenses (exclusive of taxes, interest, and certain extraordinary expenses) exceed 1.15% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class C shares, 1.48% of average daily net assets for Class R shares, 0.90% of average daily net assets for Class Z shares, and 0.84% of average daily net assets for Class R6 shares. Fees and/or expenses waived and/or
To enroll in e-delivery, go to pgiminvestments.com/edelivery
MF215A

reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These waivers may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Directors.
(4) The distributor of the Fund has contractually agreed through February 28, 2019 to reduce its distribution and service (12b-1) fees for Class A and Class R shares to 0.25% and 0.50%, respectively, of the average daily net assets of the share class. These waivers may not be terminated prior to February 28, 2019 without the prior approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$661	$933	$1,265	$2,201	$661	$933	$1,265	$2,201
Class C	$293	$668	$1,242	$2,801	$193	$668	$1,242	$2,801
Class R	$151	$496	$894	$2,007	$151	$496	$894	$2,007
Class Z	$92	$289	$505	$1,128	$92	$289	$505	$1,128
Class R6†	$86	$279	$500	$1,136	$86	$279	$500	$1,136
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund will invest primarily in equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets (identified by the subadviser as countries classified by MSCI as emerging and frontier markets). The Fund can invest without limit in foreign securities, typically invests in a number of different countries, and may invest a significant portion of its assets in companies located in emerging markets. The Fund may invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and similar securities. Because the Fund may invest a large portion of its assets in a single country or region of the world, the Fund's investments may be geographically concentrated relative to broad diversified indexes of international stocks. The Fund may invest in securities of issuers of any market capitalization size. The Fund may also invest in A-Shares using the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program and other similar region programs. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments.
The Fund may invest in securities of issuers of any market capitalization size. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
The Fund seeks to invest in companies in the early stages of accelerating growth, with attributes such as sustainable competitive advantages, the ability to execute a business strategy, and an appropriate valuation. The subadviser may begin to trim a position as a stock approaches what is believed to be its fair value. An unfavorable change in a holding’s fundamentals, such as a weakening financial or competitive position or a significant change in management or governance issues, could trigger a sale. The emergence of what is believed to be a more attractive portfolio candidate may also lead to eliminating or reducing the weight of a position in the Fund.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Foreign Securities Risk. Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Country Risk. Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.
Growth Style Risk. The Fund's growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Geographic Concentration Risk. The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:	Worst Quarter:
13.18%	-12.42%
3rd Quarter 2017	3rd Quarter 2015

1 Prior to this year, the annual returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual returns for Class Z shares in light of the relative growth of assets in this share class. Without the contractual expense limitation the annual returns would have been lower.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	40.87%	7.57%	N/A	10.26% (6/5/12)
Class C shares	46.93%	8.00%	N/A	10.57% (6/5/12)
Class R shares*	N/A	N/A	N/A	N/A
Class R6 shares†	49.55%	N/A	N/A	15.66% (12/23/15)

Class Z Shares %
Return Before Taxes	49.58%	9.09%	N/A	11.68% (6/5/12)
Return After Taxes on Distributions	49.52%	8.82%	N/A	11.42% (6/5/12)
Return After Taxes on Distributions and Sale of Fund Shares	28.11%	7.08%	N/A	9.28% (6/5/12)
° After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
*Average annual total returns are not shown for Class R shares, because Class R shares are new. Performance for Class R shares will be included after Class R shares have been in existence for a full calendar year.
†Formerly known as Class Q shares.
Index % (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Index ex-US	27.19%	6.80%	N/A	9.65%

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper International Multi-Cap Growth Funds Average	29.85%	7.87%	N/A	10.30%

MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Mark Baribeau, CFA	Managing Director	June 2012
		Thomas Davis	Managing Director	June 2012
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R*	Class R6†
Minimum initial investment	$2,500	$2,500	Institutions: $5 million Group Retirement Plans: None	None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment	$100	$100	None	None	None
*Certain share classes were generally closed to investments by new group retirement plans effective on or about June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Fund’s Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
MF215A